DELAWARE GROUP UNIT INVESMENT TRUST, SERIES 16

              Supplement to the Prospectus dated February 3, 1998

    Notwithstanding anything to the contrary in the Prospectus, sales will be made to Aragon Financial Services Incorporated which represents a concession of $.225 per Unit for primary sales or $.125 per Unit on purchases by Rollover Unitholders or when Units remain in a Trust subsequent to the Interim Special Redemption Period.

February 4, 1998